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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                   BB&T FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                           STERLING CAPITAL SMALL CAP VALUE FUND

                                                                   July 26, 2006
                     YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Our records indicate that we have not received your vote on important proposals affecting your investment in the Sterling Capital Small Cap Value Fund. For the reasons set forth in the Prospectus/Proxy Materials (the "Proxy Statement") previously delivered to you, THE FUNDS' BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE on the following methods to vote your shares:

1. VOTE BY TOUCH-TONE: READ THE PROXY STATEMENT. Dial the toll-free touch-tone voting number listed on your proxy card, enter the CONTROL NUMBER printed your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THIS CALL IS TOLL-FREE. If you have received more than one proxy card, you can vote each card during the call. Each card has a different control number.

2. VOTE VIA INTERNET: READ THE PROXY STATEMENT. Go to website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions.

3. VOTE BY MAIL: READ THE PROXY STATEMENT. VOTE, Sign and Date the enclosed proxy card and mail back using the enclosed pre-paid postage envelope.

             YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!